                                                                 EXHIBIT 2.1 (d)
                           PAYING AGENT AGREEMENT

           THIS PAYING AGENT AGREEMENT is made as of February 13, 1998, by and among Robert Mee and Christopher Winn (each, a "Paying Agent"), and each of the other signatories hereto (individually, a "Seller" and collectively, the "Sellers"), which Sellers constitute the holders of all of the issued and outstanding shares of capital stock and outstanding options of ProMIRA Software Incorporated, a Nova Scotia limited company ("Company").

                                 BACKGROUND:

           A. Pursuant to a certain Stock Purchase Agreement dated as of the date hereof by and among Insight Venture Partners I, L.P., Wexford Insight Canada, L.P., Arca Investments Inc., Capital d'Amerique CDPQ Inc., CBC Pension Board of Trustees, Gee & Co., The Canada Trust Company a/c 058-105800-7, McGill University Pension Fund, Royal Trust Corporation of Canada in Trust for Account No. 083166009, Royal Trust Corporation of Canada in Trust for Account No. 029361001, Association de bienfaisance et de retraite des policiers de la Communaute urbaine de Montreal, Ontario Hydro in Trust for the Pension Fund, Sun Life Assurance Company of Canada, The Canada Trust Company Account No. 055-180251-6, Altacap Investors Inc., Kelly Horne, Martin Horne, Ron Horne, Teresa Horne, The Horne Family Trust, Dan McCarthy, Linda McCarthy, Laura Traplin, Steve Traplin, Barry Sexton, Melissa Sexton, Laurentian Bank of Canada ITF Stephen A. Traplin, RBC Dominion Securities ITF Dan McCarthy, RBC Dominion Securities ITF Martin Horne, RBC Dominion Securities ITF Barry Sexton, Peter Turk, Lois Turk, Isabel Pedersen, Peter and Lois Turk in Trust for Matthew Turk, Peter and Lois Turk in Trust for Timothy Turk, Jose Alamo, Jason Alward, Rodney Anderson, Kathi Armour, Carlo Bossio, Donald Burrows, Ingrid Bongartz, Lee Boal, Janet Casselman, Miriam Connolly, Todd Dafoe, Cory Desjardins, Robert DiCristina, Dereck Dick, Charles Dumouchel, Sara Davey, Colleen Horne, Jan Huus, Marvin Jensen, Dan Kniska, Robert MacMillan, Brett McAteer, Jean McAteer, Bob McCallum, Dusko Misic, Sinisa Removic, Mike Riley, Gilles Rioux, Jody Royer, Isabelle Saint- Laurent, Joseph Simmons, Daniel Sivret, Tim Tanner, Sirpa Tarssanen, Susan Taylor, Dominic Thomas, Bert van Galder, Laura Vidalis, Marriam Wahab, Kai Wang, Dana Williams, Keith Wright, Harley Young, RBC Dominion Securities ITF Brett McAteer, Smith Barney IRA c/f Robert DiCristina, Dan Allan, Chris Bathory, Steve Baxter, Bob Carlson, Andy Carlson, Robin Clouthier, Gary Davies, Mike Gaudet, Leo Harmon, Derek Hoffman, Scott Macdonald, Mike Ryan, Loren Thompson, Brad Whitmore, Craig Wibby and Hie Jung Yoon (individually a "Seller" and collectively, the "Sellers"), Manugistics Nova Scotia Company, a Nova Scotia unlimited liability company ("Buyer"), ProMIRA Software Incorporated (the "Company") and Paying Agent, including the Exhibits thereto (the "Stock Purchase Agreement"), the Sellers have agreed to sell to Buyer, and Buyer has agreed to purchase from the Sellers, all of the issued and outstanding shares of capital stock of the

Company.

           B. Pursuant to the Stock Purchase Agreement, the Sellers have appointed Paying Agent to act as their agent and attorney-in-fact and representative in accordance with the terms of the Stock Purchase Agreement, that certain Custodian Agreement dated as of the date hereof by and among Buyer, Paying Agent and State Street Bank and Trust Company, as custodian (the "Custodian Agreement"), that certain Escrow Agreement dated as of the date hereof by and among Buyer, Paying Agent and State Street Bank and Trust Company, as escrow agent (the "Escrow Agreement"), and that certain Registration Rights Agreement dated as of the date hereof by and among Manugistics Group, Inc., the Sellers and Paying Agent (the "Registration Rights Agreement"), and this Paying Agent Agreement.

           C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

           NOW, THEREFORE, in consideration of the foregoing background and of the mutual covenants set forth herein and in the Stock Purchase Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

           1.        APPOINTMENT AND DUTIES OF PAYING AGENT; FULL ACCEPTANCE.

                     (a) The Sellers hereby appoint and designate Robert Mee and Christopher Winn, or either of them acting alone, as paying agent, to act as their agent and attorney-in-fact and representative under the Stock Purchase Agreement, the Escrow Agreement, the Custodian Agreement, the Registration Rights Agreement and this Paying Agent Agreement, (collectively, the "Transaction Agreements") with full power and authority to act in the name, place and stead and for an on behalf of each Seller, to receive on behalf of each Seller service of process in any suit, action or other legal proceeding arising out of or relating to the Transaction Agreements and the transactions contemplated thereby, and for the purposes set forth therein, and Paying Agent does hereby accept such appointment under the terms and conditions set forth therein. Pursuant to this Section 1, Paying Agent shall have such power, as aforesaid, including, without limitation, the power to:

                               (i)            to receive from each Seller the
Transaction Agreements and other materials sent to each Seller in connection with the Stock Purchase Agreement, to insert signature pages into the Transaction Agreements as provided by each Seller, to insert the date and Closing Date into the Transaction Agreements as determined by the Paying Agent and to make changes to the Transaction Agreements which individually or in the aggregate are



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not materially adverse to the Sellers and to otherwise take such actions as are necessary to complete the transactions contemplated under the Stock Purchase Agreement;

                               (ii)           to take any and all actions which
are necessary for the Paying Agent to effectuate the Paying Agent's obligations under the Transaction Agreements which individually or in the aggregate are not materially adverse to the Sellers including, without limitation, the distribution of cash and shares of common stock of Manugistics Group, Inc. to the Sellers under the Stock Purchase Agreement, the delivery of Prospectuses to the Sellers pursuant to the Registration Rights Agreement;

                               (iii)          to sell, transfer, or assign any
of the Manugistics Group Shares to be issued to or for the benefit of each Seller as necessary to effectuate the Paying Agent's obligations under the Transaction Agreements which individually or in the aggregate are not materially adverse to the Sellers;

                               (iv)           to execute and deliver any
agreement, certificate, notice, request or other document or instrument as necessary to effectuate the Paying Agent's obligations under the Transaction Agreements;

                               (v)            to deal with any Disbursement
Notices under the Escrow Agreement and to negotiate and settle any and all disputes arising under the Transaction Agreements including, without limitation, the negotiation, settlement and agreement to the payment of any indemnification claims asserted against the Sellers under any of the Transaction Agreements or on behalf of the Sellers against the Buyer;

                               (vi)           to retain legal counsel in
connection with any and all matters under the Transaction Agreements as necessary to effectuate the Paying Agent's obligations under the Transaction Agreements;

                               (vii)          to do all other things, take any
and all steps and perform all other acts required, contemplated by or deemed advisable, in the sole reasonable judgment of Paying Agent, in connection with the Transaction Agreements as necessary to effectuate the Paying Agent's obligations under the Transaction Agreements which individually or in the aggregate are not materially adverse to the Sellers;

                               (viii)         to retain legal counsel,
accountants and other professionals in connection with any and all matters referred to herein (such counsel and other professionals may, but need not be, the counsel and other professionals for the Company); and

                               (ix)           to exercise such other rights,
powers and



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
authority as are incidental to any of the foregoing.

                     (b) Except for the Appointment of the Purchaser Representative executed by each Seller pursuant to the Registration Rights Agreement, each Seller hereby agrees that the appointment of Paying Agent hereby revokes any and all powers of attorney heretofore granted by such Seller that authorized any other person(s) or entity to represent such Seller with regard to the Transaction Agreements. In the event any Seller shall die or become incompetent or be liquidated or dissolved or become bankrupt or insolvent, or if any other similar event should occur or proceeding be instituted in connection therewith, before the termination of this Paying Agent Agreement, as provided in
Section 5 hereof, any Manugistics Group Shares or other sums to be distributed hereunder to such Seller shall be delivered by or on behalf of such Seller in accordance with the terms of the Transaction Agreements, and actions taken by Paying Agent under any of the Transaction Agreements shall be valid as if such death, incapacity, liquidation, dissolution, bankruptcy, insolvency or other event had not occurred, or such proceeding had not been instituted, regardless of whether Paying Agent shall have received notice thereof.

           2.        SURRENDER OF CERTIFICATES.

                     (a) Upon surrender of the Certificates to Paying Agent and Paying Agent's surrender of the Certificates to Buyer, as provided in the Stock Purchase Agreement, and subject to all other terms and conditions of the Stock Purchase Agreement, each Seller shall be entitled to receive in exchange therefor that portion of the Purchase Price allocated to such Seller as provided in EXHIBIT I hereto, all as more fully described in Section 3 hereof.

                     (b) If that portion of the Purchase Price allocated to any Seller as provided in EXHIBIT I hereto is to be delivered to a person or entity other than that person in whose name the Certificates surrendered in exchange therefor are registered, it shall be a condition to the payment of such portion of the Purchase Price that (i) the Certificates so surrendered shall be properly endorsed or accompanied by appropriate stock transfer powers and any other documents reasonably required by Buyer and otherwise in proper form for transfer, and (ii) the person or entity requesting such transfer pay to Paying Agent any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of Paying Agent that such taxes have been paid or are not required to be paid.

                     (c) If any Certificate shall have been lost, stolen or destroyed, upon the delivery to Paying Agent of an affidavit of such loss, theft or destruction by the person claiming such Certificate to be lost, stolen or destroyed, Paying Agent will


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pay that portion of the Purchase Price allocated to such Seller as provided in
EXHIBIT I hereto; provided, however, that as a condition to such payment, Paying Agent may, in its discretion, but shall not be obligated to, require the owner of such lost, stolen or destroyed Certificate to give to Paying Agent a bond in such sum as Paying Agent may reasonably direct as indemnity against any claim that may be made with respect to the Certificate alleged to have been lost, stolen or destroyed.

           3.        DISPOSITIONS BY PAYING AGENT.

                     (a) Cash Purchase Price. Within ten (10) business days after receipt of the Cash Purchase Price from Buyer, Paying Agent shall distribute the Cash Purchase Price among the Preferred Shareholders in the manner provided in Column No. 1 on EXHIBIT I hereto.

                     (b) Group A Distributable Shares. Within ten (10) business days after receipt of written notice from Buyer that Boston EquiServe Limited Partnership (the "Transfer Agent") has registered the Group A Distributable Shares in the name of Paying Agent, Paying Agent shall, by written instructions, substantially in the form attached hereto as EXHIBIT II, direct the Transfer Agent to register the Group A Distributable Shares in the name of those of the Sellers entitled thereto in the manner provided in Column No. 6 on
EXHIBIT I hereto.

                     (c) Group B Distributable Shares. Within ten (10) business days after receipt of written notice from Buyer that the Transfer Agent has registered the Group B Distributable Shares in the name of Paying Agent, Paying Agent shall, by written instructions, substantially in the form attached hereto as EXHIBIT II, direct the Transfer Agent to register the Group B Distributable Shares in the name of those of the Sellers entitled thereto in the manner provided in Column No. 7 on EXHIBIT I hereto.

                     (d) Group C Distributable Shares. Within ten (10) business days after receipt of written notice from Buyer that the Transfer Agent has registered the Group C Distributable Shares in the name of Paying Agent, Paying Agent shall, by written instructions, substantially in the form attached hereto as EXHIBIT II, direct the Transfer Agent to register the Group C Distributable Shares in the name of those of the Sellers entitled thereto in the manner provided in Column No. 8 on EXHIBIT I hereto.

                     (e) Group 1 Custodian Shares. Within ten (10) business days after receipt of written notice from the Custodian on each occasion that the Transfer Agent has registered any Group 1 Custodian Shares in the name of Paying Agent, Paying Agent shall, by written instructions, substantially in the form



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
attached hereto as EXHIBIT II, direct the Transfer Agent to register such Group 1 Custodian Shares in the name of those of the Sellers entitled thereto in the manner provided in Column No. 9 on EXHIBIT I hereto.

                     (f)       Group 2 Forfeitable Custodian Shares.  Within ten
(10) business days after receipt of written notice from the Custodian on each occasion that the Transfer Agent has registered any Group 2 Forfeitable Custodian Shares in the name of Paying Agent, Paying Agent shall, by written instructions, substantially in the form attached hereto as EXHIBIT II, direct the Transfer Agent to register such Group 2 Forfeitable Custodian Shares in the name of the Group 2 Employees in the manner provided in Column No. 10 on EXHIBIT I hereto, other than those Group 2 Forfeitable Custodian Shares which the Custodian has directed the Transfer Agent to register in the name of Buyer or its designee with respect to any Group 2 Employee who shall have been subject of an Employment Termination as provided in Section 3.3(b)(iii)(A) of the Stock Purchase Agreement, and except as provided in the Stock Purchase Agreement.

                     (g)       Group 3 Forfeitable Custodian Shares.  Within ten
(10) business days after receipt of written notice from the Custodian that the Transfer Agent has registered the Group 3 Forfeitable Custodian Shares in the name of Paying Agent, Paying Agent shall, by written instructions, substantially in the form attached hereto as EXHIBIT II, direct the Transfer Agent to register the Group 3 Forfeitable Custodian Shares in the name of those of the Sellers entitled thereto in the manner provided in Column No. 11 on EXHIBIT I hereto, other than those of the Group 3 Forfeitable Custodian Shares which the Custodian has directed the Transfer Agent to register in the name of Buyer or its designee with respect to any Seller entitled to any such Group 3 Forfeitable Custodian Shares who shall have been subject of an Employment Termination as provided in
Section 3.3(b)(iv) of the Stock Purchase Agreement, and except as provided in the Stock Purchase Agreement.

                     (h) Distributable One Year Escrow Balance. Within ten (10) business days after receipt of written notice from the Escrow Agent that the Transfer Agent has registered all Manugistics Group Shares included in the Distributable One Year Escrow Balance in the name of Paying Agent, Paying Agent shall, by written instructions, substantially in the form attached hereto as EXHIBIT II, direct the Transfer Agent to register all Manugistics Group Shares and other amounts, if any, included in the Distributable One Year Escrow Balance in the name of the Sellers in the manner provided in Column No. 13 on
EXHIBIT I hereto; it being acknowledged and understood that Paying Agent shall make appropriate adjustments to the percentages of the Distributable One Year Escrow Balance reflected in Column No. 13 on EXHIBIT I hereto as necessary to account for claims paid to



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Buyer from the One Year Escrow Fund arising from the breach or non-fulfillment of the respective obligations of only some but not all of the Sellers whose shares comprise the One Year Escrow Fund and as otherwise provided in the Stock Purchase Agreement.

                     (i) Distributable Two Year Escrow Balance. Within ten (10) business days after receipt of written notice from the Escrow Agent that the Transfer Agent has registered all Manugistics Group Shares included in the Distributable Two Year Escrow Balance in the name of Paying Agent, Paying Agent shall, by written instructions, substantially in the form attached hereto as EXHIBIT II, direct the Transfer Agent to register all Two Year Escrow Shares and other amounts, if any, included in the Distributable Two Year Escrow Balance in the name of the Sellers in the manner provided in Column No. 15 on EXHIBIT I hereto; it being acknowledged and understood that Paying Agent shall make appropriate adjustments to the percentages of the Distributable Two Year Escrow Balance reflected in Column No. 15 on EXHIBIT I hereto as necessary to account for claims paid to Buyer from the Two Year Escrow Fund arising from the breach or non-fulfillment of the respective obligations of only some but not all of the Sellers whose shares comprise the Two Year Escrow Fund and as otherwise provided in the Stock Purchase Agreement.

Notwithstanding anything to the contrary contained in this Section 3, with respect to each of the Group 2 Employees and Sellers entitled to Group 3 Forfeitable Custodian Shares residing in the United States, as identified in Column No. 16 on EXHIBIT I hereto (individually, a "US Seller" and collectively, the "US Sellers"), on each occasion that the Transfer Agent registers any of the Manugistics Group Shares in the name of Paying Agent for disbursement to any of the US Sellers, Paying Agent shall obtain from Manugistics, Inc. a schedule of all state, local, FICA and medicare tax and withholding obligations of Manugistics, Inc. with respect to each US Seller arising in connection with the disbursement of such Manugistics Group Shares (a "Schedule of Withholdings"), and Manugistics, Inc. shall provide a Schedule of Withholdings to Paying Agent within two (2) business days after receipt of a request therefor, whereupon Paying Agent shall, by written instructions, substantially in the form attached hereto as EXHIBIT III, direct the Transfer Agent to register in the name of Buyer and/or its affiliates, a sufficient number of such Manugistics Group Shares allocable to each US Seller, based upon the market value of Manugistics Group's common stock, par value $.002 per share, as established by the Nasdaq Exchange closing price on the Closing Date with respect to Manugistics Group Shares distributed to Paying Agent at the Closing and with respect to all subsequent distributions to Paying Agent of Manugistics Group Shares by Escrow Agent and Custodian, as the case may be, as of the date of such distribution, rounded up to the next full share, for the satisfaction of all state, local, FICA and medicare tax and withholding obligations of Manugistics,


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Inc. with respect to each US Seller arising in connection with the disbursement of such Manugistics Group Shares, as set forth in such Schedule of Withholdings, whereupon Buyer and/or its affiliates shall make all remittances to the applicable taxing authorities with respect thereto.

           4. INTERMEDIATE TRANSFER OF MANUGISTICS GROUP SHARES. If, during the term of this Paying Agent Agreement, any Seller transfers any or all of the Manugistics Group Shares allocated to such Seller on EXHIBIT I hereto, the Paying Agent shall have no obligation to disburse any portion of the Purchase Price allocated to such Seller to such transferee unless such Seller shall have effected such transfer in accordance with the terms of the Transaction Agreements, and shall have provided prompt written notice of such transfer to the Paying Agent and Manugistics Group, which notice shall set forth (a) the name and address of such transferee; (b) the effective date of such transfer;
(c) the number of Manugistics Group Shares transferred by such Seller to such transferee; (d) the designation of such Manugistics Group Shares as specified on
EXHIBIT I hereto; and (e) a certification by such Seller that such transfer was effected in accordance with all of the terms and conditions of the Transaction Agreements.

           5. TERMINATION. Upon disbursement by Paying Agent of the Cash Purchase Price, the Group A Distributable Shares, Group B Distributable Shares, the Group C Distributable Shares, the Group 1 Custodian Shares, the Group 2 Forfeitable Custodian Shares, the Group 3 Forfeitable Custodian Shares, the Distributable One Year Escrow Balance, and the Distributable Two Year Escrow Balance in full, this Paying Agent Agreement shall terminate, subject to the provisions of Sections 9 and 11 hereof, which Sections shall survive such termination.

           6. DUTIES AND RESPONSIBILITIES OF PAYING AGENT.

                     (a) Buyer and the Sellers acknowledge and agree that Paying Agent (i) shall be obligated only for the performance of such duties as are specifically set forth in this Paying Agent Agreement and the other Agreements, except for those provisions of the Stock Purchase Agreement including all Schedules and Exhibits thereto directly related to the terms of this Paying Agent Agreement; (ii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve any expense or liability unless it shall have been furnished with reasonably acceptable indemnification; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iv) may consult counsel satisfactory to


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it, including house counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

                     (b) Paying Agent shall not be liable to any Seller for any action taken or omitted to be taken by the Paying Agent hereunder including, without limitation, the consequences of the volatility of the Manugistics Group Shares and/or the fact that any distribution thereof by Paying Agent may or may not be made on any specific date, except as otherwise required by this Paying Agent Agreement except in the case of gross negligence, fraud or willful misconduct

                     (c) The duties, responsibilities and authority of Paying Agent hereunder shall continue after, and shall not be affected by, the Closing under the Stock Purchase Agreement.

           7. RIGHTS TO THE ASSETS. Subject to Section 9 hereof and any claims by Buyer and/or its affiliates for withholding taxes as provided in the Stock Purchase Agreement, all of the Cash Purchase Price, the Group A Distributable Shares, the Group B Distributable Shares, the Group C Distributable Shares, the Group 1 Custodian Shares, the Group 2 Forfeitable Custodian Shares, the Group 3 Forfeitable Custodian Shares, the Distributable One Year Escrow Balance, the Distributable Two Year Escrow Balance, or any portion of the foregoing, to be disbursed by Paying Agent hereunder (collectively, the "Assets") shall be for the exclusive benefit of the Sellers, their respective successors and assigns, and any other recipients designated herein, as provided herein and in the Stock Purchase Agreement, and no other person or entity shall have any right, title or interest therein, other than the rights of Paying Agent and other authorized agents of the Sellers expressly provided herein.

           8. REPRESENTATION AND WARRANTY OF THE SELLERS. Each Seller hereby represents and warrants that such Seller's name, address, ownership of Shares and/or Options, as set forth on EXHIBIT 1(A) hereto, as well as the allocation of the Purchase Price to such Seller, as set forth on EXHIBIT I hereto, is true and correct.

           9. INDEMNIFICATION. The Sellers severally (and not jointly) according to their pro rata share as defined below in this Section 9 shall hold Paying Agent harmless and indemnify Paying Agent against any loss, liability, expense (including attorneys' fees and expenses), claim or demand (a "Loss") that may be incurred by Paying Agent arising out of or in connection with the performance of its obligations in accordance with the provisions of this Paying Agent Agreement. Paying Agent is expressly authorized to establish reasonable reserves out of the Assets for the payment or reimbursement of expenses, including



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fees and expenses of legal counsel consulted by Paying Agent, as authorized under this Paying Agent Agreement, or for the purpose of ensuring that adequate funds are available to satisfy the indemnity hereunder with respect to any Loss. Paying Agent may collect such Loss directly from the Assets. The Sellers shall be severally liable for any obligation of the Sellers under this Section 9, based upon the relative portion of the Manugistics Group Shares initially held by such Seller or to be held by such Seller, as provided in Column No. 5 on EXHIBIT I hereto (and limited in amount to the amount of the Assets received or to be received by such Seller hereunder). None of the foregoing indemnities will apply to any Loss or action arising out of the gross negligence, fraud or willful misconduct of Paying Agent.

           10. TAXES. For purposes of federal, state, provincial and local taxes, and any other assessments and governmental charges that may be imposed on the income earned, gains or interest realized on, for or from the Assets, (a) such income, gains or interest shall be treated as taxable income to the Sellers; (b) the Sellers shall be solely responsible for any federal, state, provincial or local taxes or any other assessments and governmental charges that may be imposed on such income, gains or interest; and (c) the Sellers agree to provide Paying Agent with sufficient information to perform its tax reporting functions within a reasonable period after the occurrence of such obligations.

           11. DISPUTE RESOLUTION. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of any of the Assets, or should any claim be made upon any of the Assets by a third party, Paying Agent, upon receipt of written notice of such dispute or claim by any of the parties hereto or by a third party, is authorized and directed to retain in its possession, without liability to anyone, any portion of such Assets which is the subject of such dispute until such dispute shall have been settled either by the mutual agreement of the parties involved (as evidenced by appropriate written instructions to Paying Agent signed by the Sellers) or by a final order, decree or judgment of a court of competent jurisdiction, the time for perfection of an appeal of such order, decree or judgment having expired. Paying Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Assets. In the event of any dispute between or among any of the parties to this Paying Agent Agreement, or between or among them or any of them and any other person, resulting in adverse claims or demands being made upon the Assets, or in the event that Paying Agent, in good faith, is in doubt as to what action it should take hereunder, Paying Agent may, at its option, file suit in interpleader in a court of competent jurisdiction, or refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such dispute shall continue or


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such doubt shall exist. Paying Agent shall promptly notify the Sellers of any claim for indemnification which has been made.

           12. RESIGNATION AND REMOVAL. Paying Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) days' written notice to Buyer and the Sellers. Such resignation shall take effect thirty (30) days after the giving of such notice, or upon such later date as specified in such notice, or upon receipt by Paying Agent of an instrument of acceptance executed by a successor paying agent and upon delivery by Paying Agent to such successor of all the funds or securities then held by Paying Agent hereunder. Upon receipt of such an instrument of acceptance, a successor paying agent appointed by Paying Agent shall become Paying Agent hereunder on the resignation date specified in such notice. If a written instrument of acceptance by a successor paying agent shall not have been delivered to Buyer and the Sellers prior to the effective date of such resignation, the Sellers, upon the vote of the Sellers holding a majority of the Manugistics Group Shares, as set forth in Column No. 5 on EXHIBIT I hereto, may substitute a new paying agent by written notice thereof to Paying Agent and Buyer and paying all fees and expenses of such successor. In addition, the Sellers may, upon the vote of the Sellers holding a majority of the Manugistics Group Shares, as set forth in Column No. 5 on EXHIBIT I hereto, upon ten (10) days' prior written notice to Buyer and Paying Agent, appoint a substitute paying agent to act as Paying Agent for all purposes at any time for any or no reason. Any successor paying agent appointed in accordance with this Section 12 shall thereafter be Paying Agent for all purposes of this Paying Agent Agreement.

           13. PAYING AGENT NOT PERSONALLY LIABLE. All of the parties hereto expressly recognize that Paying Agent, acting in such capacity, shall not have any personal liability hereunder, including, without limitation, under
Section 6 hereof, or in any other fashion under this Paying Agent Agreement; provided, however, that Paying Agent shall be liable for the Paying Agent's own gross negligence, willful misconduct and fraud.

           14. NOTICES. Any notice permitted or required hereunder shall be deemed to have been duly given if delivered personally or if sent by overnight courier, postage prepaid, to the parties at their address set forth below:

                     If to Buyer:

                               c/o Manugistics, Inc.
                               Attention: General Counsel
                               2115 East Jefferson Street
                               Rockville, Maryland 20852-4999



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                     with a copy to:

                               Dilworth Paxson LLP
                               3200 The Mellon Bank Center
                               1735 Market Street
                               Philadelphia, Pennsylvania 19103-7595
                               Attention:  Harriet J. Koren, Esquire

                     If to Paying Agent:

                               Robert Mee/Christopher Winn
                               c/o Miralta Capital Inc.
                               475 Dumont Avenue
                               Suite 300
                               Dorval, Quebec H9S 5W2
                               Canada

                     with a copy to:

                               Fraser & Beatty
                               180 Elgin Street
                               Suite 1200
                               Ottawa, Ontario K2P 2K7
                               Canada
                               Attention: T.A. Houston

                     If to the Sellers to:

                               The address for each Seller
                               specified on EXHIBIT VII hereto

                     If to the Transfer Agent:

                               Boston EquiServe Limited Partnership
                               150 Royall Street
                               Canton, Massachusetts  02021
                               Attention: Lisa Y. Quinn, Account Manager

or at such other address as any of the above may have furnished to the other parties in writing, as aforesaid, and any such notice or communication given in the manner specified in this Section 14 shall be deemed to have been given as of the date so mailed. The Paying Agent shall have no liability to a Seller for failing to deliver funds or instruments to such Seller if such funds or instruments are sent in accordance with the provisions of this Section 14.

           15. SEVERABILITY. If any term, provision, covenant or restriction of this Paying Agent Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Paying Agent Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

           16. SUCCESSORS AND ASSIGNS; ASSIGNMENT. This Paying Agent Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, that no party hereto shall assign this Paying Agent Agreement without first obtaining the prior written consent of the others and giving written notice thereof to Paying Agent.

           17. MODIFICATIONS. This Paying Agent Agreement may not be altered or modified without the express written consent of all parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Paying Agent Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Paying Agent Agreement on one occasion shall not constitute a waiver of the other terms of this Paying Agent Agreement, or of such terms and conditions on any other occasion.

           18. GOVERNING LAW. This Paying Agent Agreement shall be governed by and construed under the laws of the State of Delaware.

           19. CONSENT TO JURISDICTION AND SERVICE. The parties hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the State of Delaware and of any Federal court located in said State in connection with any actions or proceedings brought against any party hereto and arising out of or relating to this Paying Agent Agreement. In any such action or proceeding, the parties hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made by certified or registered first-class mail directed to such parties at their respective addresses in accordance with Section 14 hereof.

           20. FORCE MAJEURE. No party hereto shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, without limitation, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

           21. REPRODUCTION OF DOCUMENTS. This Paying Agent Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

           22. HEADINGS. The section headings herein are for convenience only and shall not affect the construction thereof.

           23. BUSINESS DAY. For purposes of this Paying Agent Agreement, the term "business day" shall mean any day during the year on which banks are not authorized to be closed in the States of Delaware and Massachusetts, United States of America or in the Provinces of Nova Scotia and Ontario, Canada.

           24. PREPARATION OF THE AGREEMENT. The parties acknowledge that they have requested and are satisfied that this Agreement be drawn up in English. Les parties reconnaissent qu'elles ont exige que la presente convention soit redigee en anglais et s'en declarent satisfaites.

           25. COUNTERPARTS. This Paying Agent Agreement may be executed in several counterparts, including, without limitation, execution by facsimile, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

           IN WITNESS WHEREOF, the parties hereto have caused this Paying Agent Agreement to be executed on the day and year first above written.


                                       ---------------------------------------
                                       ROBERT MEE, Paying Agent


                                       ---------------------------------------
                                       CHRISTOPHER WINN, Paying Agent


                                       INSIGHT VENTURE PARTNERS I, L.P.

Attest:                                BY:  Insight Venture Associates,
                                            LLC, a Delaware limited
                                            liability company, Its General
                                            Partner


                                            BY:
-------------------------                      ------------------------------
Title:                                         Title:


                                       WEXFORD INSIGHT CANADA, L.P.

Attest:                                BY:  Wexford Management LLC, a
                                            Delaware limited liability
                                            company, Its General Partner

                                            BY:
-------------------------                      ------------------------------
Title:                                         Title:



Attest:                                ARCA INVESTMENTS INC.

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                CAPITAL D'AMERIQUE CDPQ INC.

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                CBC PENSION BOARD OF TRUSTEES

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                GEE & CO.

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                THE CANADA TRUST COMPANY A/C
                                       058-105800-7

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                MCGILL UNIVERSITY PENSION FUND

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                ROYAL TRUST CORPORATION OF CANADA
                                       IN TRUST FOR ACCOUNT NO.
                                       029361001

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                ROYAL TRUST CORPORATION OF CANADA
                                       IN TRUST FOR ACCOUNT NO.
                                       083166009

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                ASSOCIATION DE BIENFAISANCE ET DE
                                       RETRAITE DES POLICIERS DE LA
                                       COMMUNAUTE URBAINE DE MONTREAL

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                ONTARIO HYDRO IN TRUST FOR THE
                                       PENSION FUND

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                SUN LIFE ASSURANCE COMPANY
                                       OF CANADA

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                THE CANADA TRUST COMPANY
                                       ACCOUNT NO. 055-180251-6

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

Attest:                                ALTACAP INVESTORS INC.

                                       BY:
-------------------------                 -----------------------------------
Title:                                      Title:

                                       BY:
                                          -----------------------------------
                                            Title:

-------------------------              --------------------------------------
Kelly Horne                            Martin Horne

-------------------------              --------------------------------------
Teresa Horne                           Ron Horne

                                       The Horne Family Trust

                                       By:
                                          -----------------------------------
                                            Trustee

                                       By:
                                          -----------------------------------
                                            Trustee

                                       --------------------------------------
                                       Dan McCarthy

                                       --------------------------------------
                                       Linda McCarthy

                                       --------------------------------------
                                       Laura Traplin

                                       --------------------------------------
                                       Steve Traplin

                                       --------------------------------------
                                       Barry Sexton

                                       --------------------------------------
                                       Melissa Sexton

Attest:                                Laurentian Bank of Canada
                                       ITF Stephen A. Traplin

                                       By:
----------------------------              -----------------------------------
Title:                                      Title:

Attest:                                RBC Dominion Securities
                                       ITF Martin Horne

                                       By:
----------------------------              -----------------------------------
Title:                                      Title:

Attest:                                RBC Dominion Securities
                                       ITF Barry Sexton

                                       By:
----------------------------              -----------------------------------
Title:                                      Title:

Attest:                                RBC Dominion Securities
                                       ITF Dan McCarthy

                                       By:
----------------------------              -----------------------------------
Title:                                      Title:

                                       --------------------------------------
                                       Peter Turk

                                       --------------------------------------
                                       Lois Turk

                                       --------------------------------------
                                       Isabel Pedersen

                                       PETER AND LOIS TURK IN TRUST FOR
                                       MATTHEW TURK

                                       BY:
                                          -----------------------------------
                                                Peter Turk, Trustee

                                       BY:
                                          -----------------------------------
                                                Lois Turk, Trustee

                                       PETER AND LOIS TURK IN TRUST
                                       FOR TIMOTHY TURK

                                       BY:
                                          -----------------------------------
                                                Peter Turk, Trustee

                                       BY:
                                          -----------------------------------
                                                Lois Turk, Trustee


----------------------------           --------------------------------------
 Jose Alamo                                      Jason Alward

----------------------------
Rodney Anderson

----------------------------           --------------------------------------
Kathi Armour                           Carlo Bossio

----------------------------           --------------------------------------
Donald Burrows                         Ingrid Bongartz

----------------------------           --------------------------------------
Lee Boal                               Janet Casselman

----------------------------           --------------------------------------
Miriam Connolly                        Todd Dafoe

----------------------------           --------------------------------------
Cory Desjardins                        Robert DiCristina

----------------------------           --------------------------------------
Dereck Dick                            Charles Dumouchel

----------------------------           --------------------------------------
Sara Davey                             Colleen Horne

----------------------------           --------------------------------------
Jan Huus                               Marvin Jensen

----------------------------           --------------------------------------
Dan Kniska                             Robert MacMillan

----------------------------           --------------------------------------
Brett McAteer                          Jean McAteer

----------------------------           --------------------------------------
Bob McCallum                           Dusko Misic

----------------------------           --------------------------------------
Sinisa Removic                         Mike Riley

----------------------------           --------------------------------------
Gilles Rioux                           Jody Royer

----------------------------           --------------------------------------
Isabelle Saint-Laurent                 Joseph Simmons

----------------------------           --------------------------------------
Daniel Sivret                          Tim Tanner

----------------------------           --------------------------------------
Sirpa Tarssanen                        Susan Taylor

----------------------------           --------------------------------------
Dominic Thomas                         Bert van Galder

----------------------------           --------------------------------------
Laura Vidalis                          Marriam Wahab

----------------------------           --------------------------------------
Kai Wang                               Dana Williams

----------------------------           --------------------------------------
Keith Wright                           Harley Young

Attest:                                RBC Dominion Securities ITF
                                       Brett McAteer

                                       BY:
----------------------------              -----------------------------------
Title:                                      Title:


Attest:                                Smith Barney IRA
                                       C/F Robert DiCristina

                                       BY:
----------------------------              -----------------------------------
Title:                                      Title:

----------------------------           --------------------------------------
Dan Allan                              Chris Bathory

----------------------------           --------------------------------------
Steve Baxter                           Bob Carlson

----------------------------           --------------------------------------
Andy Carlson                           Gary Davies

----------------------------           --------------------------------------
Robin Clouthier                        Leo Harmon

----------------------------           --------------------------------------
Mike Gaudet                            Derek Hoffman

----------------------------           --------------------------------------
Scott Macdonald                        Mike Ryan

----------------------------           --------------------------------------
Loren Thompson                         Brad Whitmore

----------------------------           --------------------------------------
Craig Wibby                            Hie Jung Yoon

          LIST OF SCHEDULES AND EXHIBITS TO PAYING AGENT AGREEMENT



EXHIBIT I           Distributable Schedule

EXHIBIT I(a)        Capitalization Table of Promira Software Incorporated

EXHIBIT II          Form of Instruction from Paying Agent to Transfer Agent

EXHIBIT III         Addresses of Sellers